Exhibit 10.2

THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

STOCKGROUP INFORMATION SYSTEMS INC.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

UNITS

INSTRUCTIONS TO PURCHASER

1.	The purchaser is to complete all the information in the boxes on page 2 and sign where indicated with an “X”.

2.

If you are a portfolio manager or you are not an individual (that is, the Purchaser is a corporation, partnership, trust or entity other than an individual), then complete and sign the “Corporate Placee Registration Form” (Form 4C) that starts on page 5.

3.	The purchaser must complete the form “Acknowledgement – Personal Information” that starts on page 3.

4.	IF THE PURCHASER IS A UNITED STATES RESIDENT, the purchaser must complete the “US Securities Law Questionnaire” that starts on page 7.

5.	IF THE PURCHASER IS A CANADIAN RESIDENT AND AN ACCREDITED INVESTOR, then complete the “Accredited Investor Questionnaire” that starts on page 10.

6.

IF THE PURCHASER IS A CANADIAN RESIDENT AND IS NOT AN ACCREDITED INVESTOR, and not purchasing a minimum of $150,000 in value of securities, then except for Ontario residents, complete the “Friends and Family” Questionnaire that starts on page 13.

7.

RESIDENTS OF COUNTRIES OUTSIDE THE UNITED STATES AND CANADA AND CANADIAN RESIDENTS PURCHASING A MINIMUM OF $150,000 IN VALUE OF SECURITIES may subscribe without filling in an Accredited Investor or Friends and Family Questionnaire.

8.	IF THE PURCHASER IS A CANADIAN RESIDENT AND IS AN EMPLOYEE, OFFICER OR DIRECTOR of the Issuer, the Purchaser should complete the “Friends and Family” Questionnaire that starts on page 13.

9.	All other information must be filled in where appropriate.

This is page 2 of 23 pages of a subscription agreement and related appendices, schedules and forms. Collectively, these pages together are referred to as the “Subscription Agreement”.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:	STOCKGROUP INFORMATION SYSTEMS INC. (the “Issuer”), of Suite 500 - 750 West Pender Street, Vancouver, British Columbia V6C 2T7

Subject and pursuant to the terms set out in the Terms on pages 15 to 17, the General Provisions on pages 18 to 23 and the other schedules and appendices attached which are hereby incorporated by reference, the Purchaser hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

Units
US$0.30 per Unit for a total purchase price of US$US
The Purchaser owns, directly or indirectly, the following securities of the Issuer:

[Check if applicable] The Purchaser is ☐ an insider of the Issuer or ☐ a member of the professional group

The Purchaser directs the Issuer to issue, register and deliver the certificates representing the Purchased Securities as follows:

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS

Name to appear on certificate	Name and account reference, if applicable

Account reference if applicable	Contact name

Address	Address

Telephone Number

EXECUTED by the Purchaser this _______ day of _____________, 2006. By executing this Subscription Agreement, the Purchaser certifies that the Purchaser and any beneficial purchaser for whom the Purchaser is acting is resident in the jurisdiction shown as the “Address of Purchaser”. Unless the jurisdiction shown as the “Address of Purchaser” is British Columbia, then the Purchaser certifies that the Purchaser is NOT resident in British Columbia.

WITNESS:	EXECUTION BY PURCHASER:
X
Signature of Witness	Signature of individual (if Purchaser is an individual)
X
Name of Witness	Authorized signatory (if Purchaser is not an individual)

Address of Witness	Name of Purchaser (please print)

Name of authorized signatory (please print)
Accepted this _____ day of ____________, 2006
STOCKGROUP INFORMATION SYSTEMS INC.	Address of Purchaser (residence)
Per:
Telephone Number
Authorized Signatory
E-mail address

Social Security/Insurance No.:

By signing this acceptance, the Issuer agrees to be bound by the Terms on pages 15 to 17, the General Provisions on pages 18 to 23 and the other schedules and appendices incorporated by reference.

Subscription Agreement (with related appendices, schedules and forms)	Page 3

ACKNOWLEDGEMENT - PERSONAL INFORMATION

“Personal Information” means any information about an identifiable individual, and includes information provided by the Purchaser on the cover page and in the forms, schedules and appendices forming part of the Subscription Agreement.

The undersigned Purchaser provides its written consent to:

(a)	the disclosure of Personal Information by the Issuer to the Exchange (as defined below) and to any applicable securities regulatory authorities; and
(b)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described below or as otherwise identified by the Exchange, from time to time.

Dated at ____________________________________ on _______________________, 2006.

X
Signature of individual (if Purchaser is an individual)
X
Authorized signatory (if Purchaser is not an individual)

Name of Purchaser (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

TSX Venture Exchange Inc. and its affiliates, authorized agents, subsidiaries and divisions, including the TSX Venture Exchange (collectively referred to as the “Exchange”) collect Personal Information in certain Forms that are submitted by the individual and/or by an Issuer or Applicant and use it for the following purposes:

(a)	to conduct background checks;
(b)	to verify the Personal Information that has been provided about each individual;
(c)	to consider the suitability of the individual to act as an officer, director, insider, promoter, investor relations provider or, as applicable, an employee or consultant, of the Issuer or Applicant;
(d)	to consider the eligibility of the Issuer or Applicant to list on the Exchange;
(e)	to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Issuer, or its associates or affiliates;
(f)	to conduct enforcement proceedings; and
(g)

to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

As part of this process, the Exchange also collects additional Personal Information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations services providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished.

The Personal Information the Exchange collects may also be disclosed:

(a)	to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and
(b)	on the Exchange’s website or through printed materials published by or pursuant to the directions of the Exchange.

The Exchange may from time to time use third parties to process information and/or provide other administrative services. In this regard, the Exchange may share the information with such third party service providers.

Subscription Agreement (with related appendices, schedules and forms)	Page 4

                              IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _____________ day of ______________________, 2006.

If a Corporation, Partnership or Other Entity:	If an Individual:
X
Print or Type Name of Entity	Signature
X
Signature of Authorized Signatory	Print or Type Name

Type of Entity

Subscription Agreement (with related appendices, schedules and forms)	Page 5

TSX VENTURE EXCHANGE FORM 4C

CORPORATE PLACEE REGISTRATION FORM

Where subscribers to a Private Placement are not individuals, the following information about the placee must be provided. This Form will remain on file with the Exchange. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed companies. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:
(a)	Name:
(b)	Complete Address:
(c)	Jurisdiction of Incorporation or Creation:
2.	Portfolio Manager
(a)	Is the Placee purchasing securities as a portfolio manager (Yes/No)?
(b)	Is the Placee carrying on business as a portfolio manager outside of Canada (Yes/No)? ________
3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:
(a)

It is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)

it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;
(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than US$20,000,000; and
(e)

it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of control persons of the Placee:
Name	City	Province or State	Country

The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions. (See for example, sections 87 and 111 of the Securities Act (British Columbia) and sections 176 and 182 of the Securities Act (Alberta).

Subscription Agreement (with related appendices, schedules and forms)	Page 6

Acknowledgement - Personal Information

“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(a)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and
(b)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

Dated at ____________________________________ on _______________________, 2006.

X
Signature of individual (if Purchaser is an individual)
X
Authorized signatory (if Purchaser is not an individual)

Name of Purchaser (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

THIS IS NOT A PUBLIC DOCUMENT

Subscription Agreement (with related appendices, schedules and forms)	Page 7

U.S. SECURITIES LAW QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

1.	The Subscriber covenants, represents and warrants to the Company that:
(a)	the Subscriber is a U.S. Person;
(b)

the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and it is able to bear the economic risk of loss arising from such transactions;

(c)

the Subscriber is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration thereof pursuant to the Securities Act of 1933 (the “1933 Act”) and any applicable State securities laws unless an exemption from such registration requirements is available or registration is not required pursuant to Regulation S under the 1933 Act or registration is otherwise not required under this 1933 Act;

(d)	the Subscriber satisfies one or more of the categories indicated below (please check the appropriate box):
☐

Category 1             An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US$5,000,000;

☐	Category 2 A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date of purchase exceeds US$1,000,000;
☐

Category 3             A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐

Category 4             A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of US$5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

☐	Category 5 A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

Subscription Agreement (with related appendices, schedules and forms)	Page 8

☐	Category 6	A director or executive officer of the Company;
☐

Category 7             A trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

☐	Category 8 An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories; and
(e)

the Subscriber is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

2.	The Subscriber acknowledges and agrees that:
(a)	if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:
(i)	the sale is to the Company;
(ii)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;
(iii)

the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder if available and in accordance with any applicable state securities or “Blue Sky” laws; or

(iv)

the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable U.S. state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company;

(b)

any of the Warrants may not be exercised in the United States or by or on behalf of a U.S. Person unless registered under the 1933 Act and any applicable state securities laws unless an exemption from such registration requirements is available;

(c)

the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein; ‘

(d)

upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. State laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

“Unless permitted under securities legislation, the holder of the securities shall not trade the securities before [date that is four months and a day after the Closing.]”

“Without prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred,

Subscription Agreement (with related appendices, schedules and forms)	Page 9

hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until [date that is four months and a day after the Closing].”

(e)	the Company may make a notation on its records or instruct the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein; and
(f)

the Subscriber, if an individual, is a resident of the state or other jurisdiction in its address on the Subscriber’s execution page of the Subscription Agreement, or if the Subscriber is not an individual, the office of the Subscriber at which the Subscriber received and accepted the offer to acquire the Securities is the address listed on the Subscriber’s execution page of the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of _______________________-, 2006.

If a Corporation, Partnership or Other Entity:	If an Individual:
X
Print or Type Name of Entity	Signature
X
Signature of Authorized Signatory	Print or Type Name

Type of Entity	Social Security/Tax I.D. No.

Subscription Agreement (with related appendices, schedules and forms)	Page 10

NATIONAL INSTRUMENT 45-106

ACCREDITED INVESTOR QUESTIONNAIRE

The purpose of this Questionnaire is to assure Stockgroup Information Systems Inc. (the “Company”) that the undersigned (the “Subscriber”) will meet certain requirements for the registration and prospectus exemptions provided for under National Instrument 45-106 (“NI 45-106”), as adopted by the Securities Commissions in Canada, in respect of a proposed private placement of securities by the Company (the “Transaction”). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Subscriber covenants, represents and warrants to the Company that:

1.

the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Transaction and the Subscriber is able to bear the economic risk of loss arising from such Transaction;

2.	the Subscriber satisfies one or more of the categories of “accredited investor” (as that term is defined in NI 45-106) indicated below (please check the appropriate box):
☐	(a) a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);
☐	(b) the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);
☐

(c) a subsidiary of any person referred to in any of the foregoing categories, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐

(d) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

☐	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);
☐	(f) the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;
☐

(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scholaire de l’ile de Montreal or an intermunicipal management board in Québec;

☐	(h) a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency thereof;
☐	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;
☐

(j) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDNUS$1,000,000;

☐

(k) an individual whose net income before taxes exceeded CDNUS$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded US$300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(l) an individual who, either alone or with a spouse, has net assets of at least CDN US$5,000,000;

Subscription Agreement (with related appendices, schedules and forms)	Page 11

☐	(m) a person, other than a person or investment fund, that had net assets of at least CDNUS$5,000,000 as reflected on its most recently prepared financial statements;

☐

(n) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106;

☐

(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐

(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐

(q) a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

☐

(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or an advisor registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
☐	(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors.
☐	(u) an investment funds that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor; or
☐

(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia after this instrument comes into force;

Subscription Agreement (with related appendices, schedules and forms)	Page 12

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber’s eligibility to acquire the Units under relevant Legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ______ day of _____________________, 2006.

If a Corporation, Partnership or Other Entity:	If an Individual:
X
Print or Type Name of Entity	Signature
X
Signature of Authorized Signatory	Print or Type Name

Type of Entity

Subscription Agreement (with related appendices, schedules and forms)	Page 13

Family, Friends and Business Associates Questionnaire

IF THE SUBSCRIBER IS RESIDENT IN A CANADIAN PROVINCE OR TERRITORY OTHER THAN ONTARIO IS NOT PURCHASING MORE THAN $150,000 IN VALUE OF SECURITIES AND IS NOT AN ACCREDITED INVESTOR, HE OR SHE IS TO CHECK ONE OR MORE OF THE FOLLOWING BOXES, AS APPROPRIATE:

(A)	a director, officer, employee or control person of the Issuer
(B)	a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Issuer
(C)	a close personal friend of a director, senior officer or control person of the Issuer
(D)	a close business associate of a director, senior officer or control person of the Issuer

If the Subscriber has checked one or more of boxes B, C or D the above paragraph, the director(s), senior officer(s), or control person(s) of the Issuer with whom the Subscriber has the relationship is :

_______________________________________________________

_______________________________________________________

_______________________________________________________

(Fill in the name of each director. senior officer and control person which you have the above-mentioned relationship with).

Subscription Agreement (with related appendices, schedules and forms)	Page 14

Dated ______________________, 2006.

X
Signature of individual (if Subscriber is a natural person)

X
Authorized signatory (if Subscriber is not a natural person)

Name of Subscriber (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

Subscription Agreement (with related appendices, schedules and forms)	Page 15

FINAL TERMS

Reference date of this Subscription Agreement	September 15, 2006 (the “Agreement Date”)

The Offering

The Issuer	Stockgroup Information Systems Inc. (the “Issuer”)
Offering	The offering consists of 1,166,667 units (“Units”) of the Issuer.
Purchased Securities

The “Purchased Securities” under this Subscription Agreement are Units. Each Unit consists of one previously unissued common share of the Issuer as presently constituted (a “Share”) and one share purchase warrant (a “Warrant”) of the Issuer. Each whole Warrant will entitle the holder, on exercise, to purchase one common share of the Issuer (a “Warrant Share”) at a price of US$0.40 at any time until the close of business on the day which is twelve months from the date of issue of the Warrant and at a price of US$0.40 at any time after 12 months until the close of business on the day which is twenty-four months from the date of issue of the Warrant.

Total Amount	US $350,000 from the sale of Units.
Issue Price	US$0.30 per Unit.
Warrants

The Warrants will be issued and registered in the name of the purchasers or their nominees.

The Warrants will be non-transferable.

The certificates representing the Warrants will, among other things, include provisions for the appropriate adjustment in the class, number and price of the Warrant Shares issued upon exercise of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer’s common shares, the payment of stock dividends and the amalgamation of the Issuer.

The issue of the Warrants will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights, during the period within which the Warrants may be exercised.

Selling Jurisdictions	The Units may be sold in the United States, Canada and in other jurisdictions where they may be lawfully sold (the “Selling Jurisdictions”).
Exemptions

The offering will be made in accordance with the following exemptions from the prospectus requirements:

(a)   the “accredited investor” exemption in Canada (section 2.3 of National Instrument 45-106) and in the United States;

(b)  he “$150,000 purchaser” exemption in Canada (section 2.10 of National Instrument 45-106);

(c) the “Friends and Family” exemption in Canada except Ontario (section 2.5 of National Instrument 45-106)

(d) the “Employee, Director and Officer” exemption (section 2.24 of National Instrument 45-106) and

(e)   such other exemptions as may be available the securities laws of the Selling Jurisdictions.

Subscription Agreement (with related appendices, schedules and forms)	Page 16

Resale restrictions and legends	The Purchased Securities will be subject to a four month hold period that starts to run on Closing.

The Purchaser acknowledges that the certificates representing the Purchased Securities will bear the following legends:

“Unless permitted under securities legislation, the holder of the securities shall not trade the securities before [date that is four months and a day after the Closing.]”

“Without prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until [date that is four months and a day after the Closing].”

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

The Issuer agrees that the Purchased Securities will bear no legends other than those set out here.

Purchasers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

Closing Date

The completion of the sale and purchase of the Units will take place in one or more closings, on a date or dates as agreed to by the Issuer and the Purchaser. Payment for, and delivery of the Units, is scheduled to occur on or about September 15, 2006 or such later date as may be agreed upon by the Issuer and the Purchaser (the “Closing Date”).

Additional definitions

In the Subscription Agreement, the following words have the following meanings unless otherwise indicated:

(a)   “Purchased Securities” means the Units purchased under this Subscription Agreement;

(b)   “Securities” means the Shares, the Warrants and the Warrant Shares;

(c)   “Warrants” includes the certificates representing the Warrants.

The Issuer

Jurisdiction of organization	The Issuer is incorporated under the laws of British Columbia.
Stock exchange listings

The common shares of the Issuer are listed for trading on the TSX Venture Exchange (the “Exchange”).and certain market makers make market in the Issuer’s stock on the US over the counter bulletin board

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“Securities Legislation Applicable to the Issuer”

The “Securities Legislation Applicable to the Issuer” are the US Securities Exchange Act of 1934, the Securities Act (British Columbia) and the Securities Act (Alberta), and the Securities Commissions having jurisdiction over the Issuer are the British Columbia Securities Commission and the Alberta Securities Commission United States Securities and Exchange Commission.

End of Terms

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GENERAL PROVISIONS

1.	DEFINITIONS

1.1           In the Subscription Agreement (including the first (cover) page, the Terms on pages 15 to 17, the General Provisions on pages 18 to 23 and the other schedules and appendices incorporated by reference), the following words have the following meanings unless otherwise indicated:

(a)	“1933 Act” means the United States Securities Act of 1933, as amended;
(b)

“Applicable Legislation” means the Securities Legislation Applicable to the Issuer (as defined on page 17) and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

(c)	“Closing” means the completion of the sale and purchase of the Purchased Securities;
(d)	“Closing Date” has the meaning assigned in the Terms;
(e)	“Closing Year” means the calendar year in which the Closing takes place;
(f)

“Commissions” means the Commissions with Jurisdiction over the Issuer (as defined on page 18) and the securities commissions incorporated in the definition of this term in other parts of the Subscription Agreement;

(g)	“Exchange” has the meaning assigned in the Terms;
(h)	“Final Closing” means the last closing under the Private Placement;
(i)	“General Provisions” means those portions of the Subscription Agreement headed “General Provisions” and contained on pages 18 to 23;
(j)	“Private Placement” means the offering of the Units on the terms and conditions of this Subscription Agreement;
(k)	“Purchased Securities” has the meaning assigned in the Terms;
(l)	“Regulatory Authorities” means the Commissions and the Exchange;
(m)	“Securities” has the meaning assigned in the Terms;
(n)	“Subscription Agreement” means the first (cover) page, the Terms on pages 15 to 17, the General Provisions on pages 18 to 23 and the other schedules and appendices incorporated by reference;

(o)	“Terms” means those portions of the Subscription Agreement headed “Terms” and contained on pages 15 to 17;

(p)	“Units” means the units to be issued, each unit comprised of one Share and one-share purchase Warrant;
(q)	“Warrants” means the non-transferable share purchase warrants forming part of the Units; and
(r)	“Warrant Shares” means the common shares of the Issuer to be issued on exercise of the Warrants, which Warrant Shares are or are to be listed on the Exchange.

1.2           In the Subscription Agreement, the following terms have the meanings defined in Regulation S: “Directed Selling Efforts”, “Foreign Issuer”, “Substantial U.S. Market Interest”, “U.S. Person” and “United States”.

1.3	In the Subscription Agreement, unless otherwise specified, currencies are indicated in Canadian dollars.

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1.4           In the Subscription Agreement, other words and phrases that are capitalized have the meanings assigned to them in the body hereof.

2.	Acknowledgements, REPRESENTATIONS AND WARRANTIES OF PURCHASER
2.1	Acknowledgements concerning offering

The Purchaser acknowledges that:

(a)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;
(b)	there is no government or other insurance covering the Securities;
(c)	there are risks associated with the purchase of the Securities;
(d)

there are restrictions on the Purchaser’s ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities;

(e)

the Issuer has advised the Purchaser that the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus or offering memorandum and to sell securities through a person registered to sell securities under the Applicable Legislation and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Legislation, including statutory rights of rescission or damages, will not be available to the Purchaser;

(f)

no prospectus or offering memorandum has been filed by the Issuer with the Commissions in connection with the issuance of the Purchased Securities, the issuance is exempted from the prospectus and registration requirements of the Applicable Legislation and:

(i)	the Purchaser is restricted from using most of the civil remedies available under the Applicable Legislation;
(ii)	the Purchaser may not receive information that would otherwise be required to be provided to the Purchaser under the Applicable Legislation; and
(iii)	the Issuer is relieved from certain obligations that would otherwise apply under the Applicable Legislation;
(g)

the Purchaser acknowledges that the Securities have not been registered under the 1933 Act and may not be offered or sold in the United States unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and that the Issuer has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Purchased Securities or any of the Securities;

2.2	Representations by the purchaser

The Purchaser represents and warrants to the Issuer that, as at the Agreement Date and at the Closing:

(a)	to the best of the Purchaser’s knowledge, the Securities were not advertised;
(b)	no person has made to the Purchaser any written or oral representations:

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(i)	that any person will resell or repurchase the Securities;
(ii)	that any person will refund the purchase price of the Purchased Securities;
(iii)	as to the future price or value of any of the Securities; or

(iv)

that any of the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Securities for trading on any stock exchange, other than the Shares and Warrant Shares on the Exchange;

(c)	this subscription has not been solicited in any other manner contrary to the Applicable Legislation or the 1933 Act;
(d)

the Purchaser (or others for whom it is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it (or others for whom it is contracting hereunder) is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

(e)

the offer made by this subscription is irrevocable (subject to the Purchaser’s right to withdraw the subscription and to terminate the obligations as set out in this Subscription Agreement) and requires acceptance by the Issuer and approval of the Exchange;

(f)

the Purchaser has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant to the Subscription Agreement and, if the Purchaser is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been given to authorize execution of this Subscription Agreement on behalf of the Purchaser;

(g)

the Purchaser will not become a “control person” of the Issuer as defined in the Applicable Legislation, by virtue of this purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Issuer;

(h)	the Purchaser is an “Accredited Investor”, as the term is defined in Regulation D under the 1933 Act;
(i)

the Purchaser has not acquired the Purchased Securities as a result of, and will not itself engage in, any “directed selling efforts” in the United States in respect of any of the Purchased Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares or Warrant Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares or Warrant Shares pursuant to registration thereof under the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

(j)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act;
(k)

the Purchaser has no intention to distribute either directly or indirectly any of the Purchased Securities, the Shares and Warrants underlying the Purchased Securities or the Warrant Shares in the United States, except in compliance with the 1933 Act;

(l)

the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

(m)	this Subscription Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser enforceable against the Purchaser;

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(n)

the Purchaser has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Purchaser resides and confirms that no representation has been made respecting the applicable hold periods for the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Purchaser may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policies;

(o)

the Purchaser is capable of assessing the proposed investment as a result of the Purchaser’s financial and business experience or as a result of advice received from a registered person other than the Issuer or any affiliates of the Issuer;

(p)

if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issue of the Securities as may be required; and

(q)

if the Purchaser is purchasing sufficient Purchased Securities so that the aggregate acquisition cost of the Purchased Securities to the Purchaser is not less than $150,000, the Purchaser is not a corporation, partnership, trust, fund, association, or any other organized group of persons created solely, or used primarily, to permit the purchase of the Purchased Securities (or other similar purchases) to purchase or hold the Purchased Securities in reliance on this exemption from the dealer registration requirements or prospectus requirements, and the Purchaser is either:

(i)	purchasing the Purchased Securities as principal and no other person, corporation, firm or other organization will have a beneficial interest in the Purchased Securities; or
(ii)

if not purchasing the Purchased Securities as principal, is Deemed to be Acting as a Principal and the aggregate acquisition cost of the Purchased Securities purchased for all the accounts managed by it is not less than $150,000.

2.3	Reliance, indemnity and notification of changes

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on pages 15 to 17, the General Provisions on pages 18 to 23 and the other schedules and appendices incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Purchased Securities, and the Purchaser hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 15 to 17, the General Provisions on pages 18 to 23 and the other schedules and appendices incorporated by reference) which takes place prior to the Closing.

2.4	Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

3.	WARRANTS
3.1	The Warrants will be non-transferable.
3.2	If the Purchaser exercises any Warrants, the Issuer will:

(a)	issue to the Purchaser the number of Warrant Shares equal to the number of Warrants exercised; and
(b)	deliver to the Purchaser a share certificate representing the Warrant Shares.

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4.	ISSUER'S ACCEPTANCE

The Subscription Agreement, when executed by the Purchaser, and delivered to the Issuer, will constitute a subscription for Units which will not be binding on the Issuer until accepted by the Issuer by executing the Subscription Agreement in the space provided on the face page(s) of the Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Purchaser, the Subscription Agreement will be entered into on the date of such execution by the Issuer.

5.	CLOSING

6.1           On or before the end of the fifth business day before the Closing Date, the Purchaser will deliver to the Issuer the Subscription Agreement and all applicable schedules and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Purchaser.

6.2           At Closing, the Issuer will deliver to the Purchaser the certificates representing the Purchased Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee, or as directed by the Purchaser. The Issuer will provide to the Purchaser an opinion of counsel in a form satisfactory to counsel for the Purchaser.

6.	MISCELLANEOUS

7.1           The Purchaser agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement.

7.2           The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

7.3           The Issuer may rely on delivery by fax machine of an executed copy of this subscription, and acceptance by the Issuer of such faxed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement.

7.4           Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer’s having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

7.5           This Subscription Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Subscription Agreement.

7.6           Time is of the essence of this Subscription Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

7.7          Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

7.8	The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

7.9           This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

7.10         A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 2.

7.11	This Subscription Agreement is to be read with all changes in gender or number as required by the context.

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7.12         This Subscription Agreement will be governed by and construed in accordance with the internal laws of British Columbia (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of British Columbia with respect to any dispute related to this Subscription Agreement.

End of General Provisions

End of Subscription Agreement